POWER OF ATTORNEY
                                -----------------


        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, THE JAMES ADVANTAGE FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

        WHEREAS, the undersigned is Secretary and Treasurer of the Trust;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 1998.


                                \S\
                                THOMAS L. MANGAN
                                Secretary and Treasurer


STATE OF OHIO            )
                         )       ss:
COUNTY OF GREENE         )

        Before me, a Notary Public, in and for said county and state, personally appeared THOMAS L. MANGAN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        WITNESS my hand and official seal this 4th day of May, 1998.


                                      \S\
                                      Notary Public


                                      My commission expires:

                                POWER OF ATTORNEY
                                -----------------


        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, THE JAMES ADVANTAGE FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

        WHEREAS, the undersigned is a Trustee of the Trust;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 1998.


                                          \S\
                                          JAMES F. ZID, Trustee


STATE OF OHIO             )
                          )       ss:
COUNTY OF GREENE          )

        Before me, a Notary Public, in and for said county and state, personally appeared JAMES F. ZID, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        WITNESS my hand and official seal this 4th day of May, 1998.


                                  \S\
                                  Notary Public


                                  My commission expires:

                                POWER OF ATTORNEY
                                -----------------


        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, THE JAMES ADVANTAGE FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

        WHEREAS, the undersigned is a Trustee of the Trust;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 1998.


                                         \S\
                                          ANTHONY P. D'ANGELO, Trustee


STATE OF OHIO               )
                            )       ss:
COUNTY OF GREENE            )

        Before me, a Notary Public, in and for said county and state, personally appeared ANTHONY P. D'ANGELO, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        WITNESS my hand and official seal this 4th day of May, 1998.


                                        \S\
                                        Notary Public


                                        My commission expires:

                                POWER OF ATTORNEY
                                -----------------


        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, THE JAMES ADVANTAGE FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

        WHEREAS, the undersigned is a Trustee of the Trust;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of May, 1998.


                                           \S\
                                           HAZEL L. EICHELBERGER, Trustee


STATE OF OHIO            )
                         )       ss:
COUNTY OF GREENE         )

        Before me, a Notary Public, in and for said county and state, personally appeared HAZEL L. EICHELBERGER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

        WITNESS my hand and official seal this 4th day of May, 1998.


                                          \S\
                                          Notary Public


                                          My commission expires:

                                POWER OF ATTORNEY
                                -----------------


                         KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, THE JAMES ADVANTAGE FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

        WHEREAS, the undersigned is a Trustee and the President of the Trust;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 1998.


                                           \S\
                                           BARRY R. JAMES, Trustee and President


STATE OF OHIO              )
                           )       ss:
COUNTY OF GREENE           )

        Before me, a Notary Public, in and for said county and state, personally appeared BARRY R. JAMES, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        WITNESS my hand and official seal this 21st day of May, 1998.


                                   \S\
                                   Notary Public


                                   My commission expires:

                                POWER OF ATTORNEY
                                -----------------


        KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, THE JAMES ADVANTAGE FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

        NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 4th day of May, 1998.

ATTEST:                                 THE JAMES ADVANTAGE FUNDS



 \S\                                    By:  \S\
THOMAS L. MANGAN, Secretary             BARRY R. JAMES, President


STATE OF OHIO             )
                          )       ss:
COUNTY OF GREENE          )

        Before me, a Notary Public, in and for said county and state, personally appeared BARRY R. JAMES, President and THOMAS L. MANGAN, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

        WITNESS my hand and official seal this 4th day of May, 1998.


                                         \S\
                                         Notary Public


                                         My commission expires:

                                   CERTIFICATE



        The undesigned, Secretary of The James Advantage Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held May 4, 1998, and is in full force and effect:

                "WHEREAS, The James Advantage Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated:  May 4, 1998                     \S\
                                        Thomas L. Mangan, Secretary
                                        The James Advantage Funds